*PO Box 17100,*
*3500 HG Utrecht*
*The Netherlands*

Rabobank

*Office Address:*

*Rabobank International*
*Investment Banking Services*
*Derivatives Confirmations*
*OTC–Derivatives UC–O–356*

*Croeselaan 18, 3521 CB*
*Utrecht, The Netherlands*
**Swift code RABONL2UXXX**

**Facsimile**

| | |
|---|---|
| **To:** | LIMONEIRA COMPANY |
| **Attn:** | ATTN: DON DELMATOFF, VP FINANCE |
| **Fax No:** | 001 805 525 8211 |

| | |
|---|---|
| **From:** | RABOBANK INTERNATIONAL, UTRECHT |
| **Contact:** | Derivatives Documentation |
| **Tel No:** | INTL +31 30 213 0675 |
| **Fax No:** | INTL +31 30 216 6928 |
| **Email:** | fm.nl.utrecht.GFMDerivativesConfirmations@rabobank.com |
| **Date:** | 13 November 2008 |
| **Trade Type:** | **Swap** |
| **Trade Ref. No.:** | **08N01605 / 209440** |

**Dear Sir or Madam:**

**Please see the attached Confirmation for the above referenced transaction. We would be very grateful if you could sign and return this by fax to +31 30 216 6928 to the attention of Derivative Confirmations at your earliest convenience. If you have any queries, please do not hesitate to contact us on the above number.**
**No hard copy will follow this fax Confirmation. If you require a hardcopy of this Confirmation please contact us on the above telephone number at your earliest convenience.**

**The information contained in this fax message is intended for the personal and confidential use of the recipients named above. If the reader of this message is not the intended recipient, or the person responsible for delivering it to the intended recipient, please note that any review, dissemination, distribution or copying of this message is strictly prohibited. If you have received this communication in error, please notify the sender by telephone and destroy this facsimile message immediately. Thank you.**

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
Registered with the chamber of commerce in Amsterdam under number 129583

*PO Box 17100,*
*3500 HG Utrecht*
*The Netherlands*

Rabobank

*Office Address:*

*Rabobank International*
*Investment Banking Services*
*Derivatives Confirmations*
*OTC–Derivatives UC–O–356*

*Croeselaan 18, 3521 CB*
*Utrecht, The Netherlands*
**Swift code RABONL2UXXX**

13 November 2008

**To: LIMONEIRA COMPANY**
**ATTN: DON DELMATOFF, VP FINANCE**
**1141 CUMMINGS ROAD**
**SANTA PAULA CA–93060**
**UNITED STATES**
**Tel: 001 805 525 5541**
**Fax: 001 805 525 8211**

**From: RABOBANK INTERNATIONAL, UTRECHT**
**Attn: Derivatives Documentation**
**Tel: INTL +31 30 213 0675**
**Fax: INTL +31 30 216 6928**
**Re: Swap Our Ref. No. 08N01605/209440**

**CONFIRMATION OF A SWAP TRANSACTION**

The purpose of this letter agreement is to set forth the terms and conditions of the swap transaction traded between RABOBANK INTERNATIONAL, UTRECHT ("Rabobank") registered trading name of Coöperatieve Centrale Raiffeisen–Boerenleenbank B.A. and LIMONEIRA COMPANY, SANTA PAULA ("Counterparty") on the trade date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement specified below.

Notwithstanding anything to the contrary in the Agreement, the definitions and provisions contained in the 2006 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. To the extent that there is any inconsistency between those Definitions and Provisions and this Confirmation, this Confirmation will govern. For the purposes of the Definitions, all references to a "Transaction" in this Confirmation shall also be deemed to be references to a "Swap Transaction".

This Confirmation supplements, forms a part of, and is subject to the ISDA Master Agreement dated as of 08 August 2008, as amended and supplemented from time to time (the "Agreement"), between Rabobank International, UTRECHT and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modify below.

Rabobank's recourse in the Transaction referred to in this Confirmation shall not be limited in any way unless specifically agreed to in writing by Rabobank to the contrary.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

**General Terms:**

| | |
|---|---|
| Trade Date: | 12 Nov 2008 |
| Effective Date: | 14 November 2008 |
| Termination Date: | 01 December 2010 |
| Notional Amount: | USD 10,000,000.00 |
| Calculation Agent: | Rabobank, unless otherwise specified in the Agreement. |
| Broker: | None |

**Floating Amounts:**

| | |
|---|---|
| Floating Rate Payer: | Rabobank |
| Floating Rate Payer Payment Date(s): | Commencing on 01 December 2008, and then every 1 month thereafter on the 1st day of the month to and including the Termination Date, subject to adjustment in accordance with the No Adjustment Business Day Convention. |
| Period End Date(s): | No Adjustment applies. |
| Floating Rate Option: | USD-LIBOR-BBA |
| Floating Rate for initial Calculation Period: | To be set |
| Designated Maturity: | 1 month |
| Designated Maturity for Initial Calculation Period: | Linear Interpolation between 2 weeks and 1 month shall apply |
| Spread: | None |
| Day Count Fraction: | Actual/360 |
| Reset Date(s): | The first day of each relevant Calculation Period. |
| Compounding: | Inapplicable |
| Business Days: | NEW YORK, LONDON |

**Fixed Amounts:**

| | |
|---|---|
| Fixed Rate Payer: | Counterparty |
| Fixed Rate Payer Payment Date(s): | Commencing on 01 December 2008, and then every 1 month thereafter on the 1st day of the month to and including the Termination Date, subject to adjustment in accordance with the No Adjustment Business Day Convention. |
| Period End Date(s): | No Adjustment applies. |
| Fixed Rate: | 2.36 per cent |
| Day Count Fraction: | Actual/360 |
| Fixed Amount for initial Calculation Period: | USD 11,144.44 |
| Business Days: | NEW YORK, LONDON |
| Compounding: | Inapplicable |

**Early Termination:**

| | |
|---|---|
| Optional Early Termination: | Applicable |
| Option Style: | European |
| Business Days for Payments: | NEW YORK, LONDON |
| Exercise Business Day: | NEW YORK, LONDON |
| Calculation Agent: | Rabobank, unless otherwise specified in the Agreement. |

**Procedure for Exercise:**

| | |
|---|---|
| Expiration Date: | The date that is five (5) Exercise Business Days preceding the Cash Settlement Payment Date. |
| Earliest Exercise Time: | |

| | |
|---|---|
| | 9:00 a.m. in the location of the relevant Financial Centre of the Currency of this Transaction |
| Expiration Time: | 11:00 a.m. New York time |
| Partial Exercise: | Inapplicable |
| Multiple Exercise: | Inapplicable |
| Written Confirmation of Exercise: | Applicable, (failure to provide will not in any way affect the validity of any telephonic exercise). |

**Settlement Terms:**

| | |
|---|---|
| Cash Settlement: | Applicable |
| Cash Settlement Valuation Time: | 11:00 a.m. New York time |
| Cash Settlement Valuation Date: | The date that is two (2) Valuation Business Days preceding the Cash Settlement Payment Date |
| Valuation Business Days: | NEW YORK, LONDON |
| Cash Settlement Payment Date: | 15 December 2008 |
| Business Day Convention for Cash Settlement Payment Date: | Modified Following |
| Cash Settlement Method: | Cash Price |
| Settlement Rate: | Reference Banks |
| Cash Settlement Reference Banks: | To be mutually agreed five (5) Exercise Business Days preceding the Cash Settlement Payment Date |
| Quotation Rate: | mid |

**Other Provisions:**

**Account Details:**

| | |
|---|---|
| Account for payments to Rabobank: USD | JP MORGAN CHASE BANK – NEW YORK<br>SWIFT: CHASUS33XXX<br>A/C: 001 1 627312 ABA: 021000021<br>FO: RABOBANK INTERNATIONAL<br>UTRECHT BRANCH<br>SWIFT: RABONL2UXXX |
| Account for payments to Counterparty: USD | Please provide |

**Offices:**

| | |
|---|---|
| Rabobank | The Office of Rabobank for this Transaction is UTRECHT; *and* |
| Trading Location | Transaction is originated by our trader located in: Coöperatieve Centrale Raiffeisen–Boerenleenbank B.A., New York Branch |
| Counterparty | The Office of LIMONEIRA COMPANY for this Transaction is SANTA PAULA. |

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it by fax to INTL +31 30 216 6928 to the attention of Derivative Confirmations.

If you have any queries with this Confirmation please do not hesitate to contact us on the telephone number shown on the front page of this Confirmation.

We are very pleased to have executed this Transaction with you.

**RABOBANK INTERNATIONAL, UTRECHT**
**registered trading name of**

Coöperatieve Centrale Raiffeisen Boerenleenbank B.A.

**By:**____________________
**Name:** Robil Gergin
**Title:** Manager GFM Operations

**By:**____________________
**Name:** Richard Jorsling
**Title:** Supervisor GFM Operations

**Confirmed as of the date first written above:**

**LIMONEIRA COMPANY, SANTA PAULA**

**By:**____________________
**Name:** DON DELMATOFF
**Title:** CFO

**By:**____________________
**Name:** HAROLD EDWARDS
**Title:** CEO